UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2012

Iridium Communications Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33963	26-1344998
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1750 Tysons Boulevard

Suite 1400

McLean, VA 22102

(703) 287-7400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities.

On November 30, 2012, Iridium Communications Inc. (the “Company”) completed an issuer exchange offer (the “Exchange Offer”) pursuant to which the Company offered to all holders of the Company’s outstanding warrants exercisable for shares of the Company’s common stock, par value $0.001 per share (the “Shares”), at an exercise price of $7.00 per share (the “Warrants”), to receive one Share in exchange for every six Warrants tendered by the holders thereof (approximately 0.1667 Share for each Warrant tendered).

Pursuant to the Exchange Offer, the Company issued an aggregate of 1,386,941 Shares in exchange for the surrender of 8,321,433 Warrants. The issuance of the Shares in the Exchange Offer was effected pursuant to the exemption from registration provided by Section 3(a)(9) of the Securities Act of 1933, as amended.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 3, 2012, the registrant announced the departure of Gregory C. Ewert, Executive Vice President, Global Distribution Channels of Iridium Satellite LLC, effective December 5, 2012. Pursuant to the terms of his employment agreement dated as of December 31, 2010, if Mr. Ewert executes a release of all claims against the registrant and its affiliates, Mr. Ewert will be entitled to severance benefits consisting of (i) an amount equal to 12 months of his current base salary, paid according to Iridium Satellite’s normal payroll schedule, (ii) an amount equal to the annual bonus for the current year that he would have earned had he remained employed through the bonus payment date, based on actual achievement of the designated performance metrics, pro-rated based on the number of days served in the current year, and (iii) up to 12 months’ of premiums to continue his health insurance coverage under the Consolidated Omnibus Budget Reconciliation Act of 1985.

Item 7.01 Regulation FD Disclosure.

The registrant announced that, in connection with the consolidation at the executive level of the sales and marketing functions, including the functions previously performed by Mr. Ewert, Bryan J. Hartin is assuming the position of Executive Vice President, Sales & Marketing, effective December 10, 2012.

Item 8.01 Other Events.

On December 3, 2012, the Company issued a press release announcing the completion of the Exchange Offer. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press release dated December 3, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRIDIUM COMMUNICATIONS INC.

Date: December 6, 2012	By:	/s/ Thomas J. Fitzpatrick
Name: Thomas J. Fitzpatrick
Title: Chief Financial Officer